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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported) June 27, 2002

     CWABS, INC. (as depositor under the Sale and Servicing Agreement, dated as of June 27, 2002, relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2002-D).


                                  CWABS, INC.
                                  -----------
            (Exact name of registrant as specified in its charter)


           Delaware                                 333-73712                               95-4596514
-------------------------------                    -----------                             -----------
  (State or Other Jurisdiction                     (Commission                           (I.R.S. Employer
       of Incorporation)                           File Number)                        Identification No.)



                     4500 Park Granada
                   Calabasas, California                                    91302
                  ------------------------                                --------
                   (Address of Principal                                 (Zip Code)
                     Executive Offices)



Registrant's telephone number, including area code (818) 225-3240

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ITEM 5. OTHER EVENTS.
----    ------------

Description of the Notes and the Mortgage Pool*
----------------------------------------------

     On June 28, 2002, CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of June 28, 2002 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as sponsor and as master servicer, CWABS Master Trust (the "Trust") and Bank One, National Association, as indenture trustee (the "Indenture Trustee"), relating to the Revolving Home Equity Loan Asset Backed Notes, Series 2002-D (the "Notes"). The Sale and Servicing Agreement is annexed hereto as Exhibit 99.1.

     The Company and CHL entered into a Purchase Agreement, dated as of June 28, 2002 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Sale and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.2.

     The Trust and the Indenture Trustee entered into an Indenture, dated as of June 28, 2002 (the "Indenture"), providing for the issuance of the Notes. The Indenture is annexed hereto as Exhibit 99.3.

     The Company and the Owner Trustee entered into a Series 2002-D Trust Supplement, dated as of June 28, 2002 (the "Series Trust Supplement"), providing for the creation of the Series 2002-D Subtrust under the CWABS Master Trust. The Series Trust Supplement is annexed hereto as Exhibit 99.4.

     In addition to the above agreements, MBIA Insurance Corporation issued a Note Guaranty Insurance Policy, dated June 28, 2002 (the "Insurance Policy"), providing for the guarantee of certain payments with respect to the Notes upon certain conditions. The Insurance Policy is annexed hereto as Exhibit 99.5.

     Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Company and CHL, as master servicer, entered into a Master Trust Agreement, dated as of August 28, 2000 (the "Master Trust Agreement"), providing for the creation of the Trust. The Master Trust Agreement is annexed hereto as Exhibit 99.6.









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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 27, 2000 and the Prospectus Supplement dated June 28, 2001, of CWABS, Inc., relating to its Revolving Home Equity Loan Asset Backed Notes, Series 2001-D (the "Prospectus").





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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
----    -----------------------------------------

        INFORMATION AND EXHIBITS.
        ------------------------

(a)     Not applicable.

(b)     Not applicable.

(c)     Exhibits:

99.1 The Sale and Servicing Agreement, dated as of June 28, 2002, by and among the Company, CHL, the Trust and the Indenture Trustee.

99.2 The Purchase Agreement, dated as of June 28, 2002, by and between the Company and CHL.

99.3 The Indenture, dated as of June 28, 2002, by and between the Trust and the Indenture Trustee.

99.4 The Series 2002-D Trust Supplement, dated as of June 28, 2002, by and between the Company and the Owner Trustee.

99.5 The Note Guaranty Insurance Policy, dated as of June 28, 2002, issued by MBIA Insurance Corporation.

99.6 The Master Trust Agreement, dated as of August 28, 2000, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Company and CHL, as master servicer.


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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWABS, INC.






                                              By:   /s/ Celia Coulter
                                                    --------------------------
                                                    Celia Coulter
                                                    Vice President



Dated: October 14, 2002


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EXHIBIT INDEX
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Exhibit           Description
-------           -----------

     99.1 The Sale and Servicing Agreement, dated as of June 28, 2002, by and among the Company, CHL, the Trust and the Indenture Trustee.

     99.2 The Purchase Agreement, dated as of June 28, 2002, by and between the Company and CHL.

     99.3 The Indenture, dated as of June 28, 2002, by and between the Trust and the Indenture Trustee.

     99.4 The Series 2002-D Trust Supplement, dated as of June 28, 2002, by and between the Company and the Owner Trustee.

     99.5 The Note Guaranty Insurance Policy, dated as of June 28, 2002, issued by MBIA Insurance Corporation.

     99.6 The Master Trust Agreement, dated as of August 28, 2000, by and among Wilmington Trust Company, as owner trustee (the "Owner Trustee"), the Company and CHL, as master servicer.


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